SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





         Date of Report (Date of earliest reported event): July 23, 1999



                      AMERICAN MOBILE SATELLITE CORPORATION
             (Exact name of registrant as specified in its charter)





         Delaware                      0-23044                  93-0976127
     (State or other            (Commission File No.)         (IRS Employer
     jurisdiction of                                         Identification No.)
incorporation or organization)



                            10802 Parkridge Boulevard
                           Reston, Virginia 20191-5416
                                 (703) 758-6000
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)




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ITEM 5.  Other Events

         On July 23, 1999, XM Satellite Radio Holdings Inc. ("XM Satellite Radio"), a wholly-owned subsidiary of American Mobile Satellite Corporation (the "Company") announced it had filed a registration statement on Form S-1 with the Securities and Exchange Commission for an initial public offering of shares of XM Satellite Radio's common stock.

         On July 26, 1999, the Company issued its second quarter earnings release.

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

The following documents are filed as exhibits to the report:

Press Release of XM Satellite Radio dated July 23, 1999.

Press Release of the Company dated July 26, 1999, relating to earnings.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AMERICAN MOBILE SATELLITE
                                                 CORPORATION



                                                 By:  /s/ Randy S. Segal
                                                      Randy S. Segal
                                                      Senior Vice President and
                                                       General Counsel


Date:  July  26, 1999